UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2014

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Congress Street, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 882-1880

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 6, 2014, Brightcove Inc. and Cacti Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Brightcove Inc. (“Sub”), entered into an Asset Purchase Agreement and Plan of Reorganization (the “Purchase Agreement”) with Unicorn Media, Inc., a Delaware corporation (“Unicorn”), Unicorn Media of Arizona, Inc., an Arizona corporation (“Unicorn Arizona Sub”), U Media Limited, a private limited company registered in England and Wales (“Unicorn UK Sub” and, together with Unicorn and Unicorn Arizona Sub, the “Sellers”), and the Securityholders’ Representative named therein.

Pursuant to the Purchase Agreement, the Sellers will sell, and Sub will purchase, substantially all of Unicorn’s assets (the “Transaction”), in exchange for approximately 2.9 million unregistered shares of common stock of Brightcove Inc. (the “Shares”) and approximately $9.0 million of cash used to pay transaction related expenses of Unicorn, bonus expenses payable by Unicorn, amounts paid in exchange for outstanding options and warrants, and certain other liabilities of Unicorn. The Purchase Agreement also provides that 1,285,715 of the Shares will be placed into an escrow account to settle certain claims for indemnification for breaches or inaccuracies in Unicorn’s representations and warranties, covenants, and agreements.

Based on a $14.00 price per share of Brightcove common stock as specified in the Purchase Agreement, the transaction is valued at approximately $49 million. In addition, there is approximately $2 million of consideration being paid to certain Unicorn employees as part of a multi-year retention plan.

There are no material relationships among Brightcove and Unicorn or any of their respective affiliates or any of the other parties to the Purchase Agreement or the related ancillary agreements, other than in respect of such agreements and a promissory note in the amount of $300,000 issued by Unicorn to Brightcove Inc., bearing an interest rate of 6% per annum and maturing on the earlier of the closing of the Transaction and March 31, 2014.

The Transaction and the Purchase Agreement were approved by the board of directors of Brightcove Inc., the sole member of Sub, and the board of directors and stockholders of Unicorn. The Purchase Agreement contains customary representations, warranties, and covenants by each of the parties. The Transaction is expected to close in the first quarter of 2014, subject to customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be a complete statement of the parties’ rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about Brightcove or Unicorn. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Brightcove or Unicorn or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

Item 3.02. Unregistered Sale of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Shares that will be issued upon the closing of the Transaction, as described above, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act.

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Item 7.01. Regulation FD Disclosure.

On January 6, 2014, Brightcove Inc. issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing of the Transaction. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of Brightcove Inc., which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, the risk that the Transaction does not close. For additional disclosure regarding these and other risks faced by Brightcove Inc., see the disclosures contained in our public filings with the Securities and Exchange Commission, including our quarterly report on Form 10-Q for the quarterly period ended September 30, 2013, under the heading Part II, Item 1A “Risk Factors,” available on our website at http://investor.brightcove.com/sec.cfm and on the SEC’s website at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.		Description
2.1*

Asset Purchase Agreement and Plan of Reorganization, dated as of January 6, 2014, by and among Brightcove Inc., Cacti Acquisition LLC, Unicorn Media, Inc., Unicorn Media of Arizona, Inc., U Media Limited and the Securityholders’ Representative named therein.

	99.1	Press Release of Brightcove Inc. dated January 6, 2014, including attachments, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Purchase Agreement are omitted pursuant to Item 601(b) of Regulation S-K. Brightcove Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

*      *       *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2014	Brightcove Inc.
	By:	/s/ Christopher Menard
Christopher Menard
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.		Description
2.1*

Asset Purchase Agreement and Plan of Reorganization, dated as of January 6, 2014, by and among Brightcove Inc., Cacti Acquisition LLC, Unicorn Media, Inc., Unicorn Media of Arizona, Inc., U Media Limited and the Securityholders’ Representative named therein.

	99.1	Press Release of Brightcove Inc. dated January 6, 2014, including attachments, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Purchase Agreement are omitted pursuant to Item 601(b) of Regulation S-K. Brightcove Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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